UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2009

Rudolph Technologies, Inc.
(Exact name of registrant as specified in its charter)
DELAWARE	000-27965	22-3531208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Rudolph Road, P.O. Box 1000, Flanders, NJ 07836
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (973) 691-1300

Not applicable
 ( Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

    On January 6, 2009, the company's management disclosed at an investor conference that the company's cash balances are forecasted to increase in the fourth quarter of 2008.

    The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rudolph Technologies, Inc.

Date: January 6, 2009	By: /s/ Paul F. McLaughlin
Paul F. McLaughlin Chairman and Chief Executive Officer